UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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INTELLIGENT SYSTEMS CORPORATION

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4355 Shackleford Road

Norcross, Georgia 30093

Notice of annual meeting of shareholders

YOU ARE INVITED TO attend the Annual Meeting of Shareholders of Intelligent Systems Corporation on Thursday, August 6, 2020 at 4:00 p.m., local time, at our principal executive offices located at 4355 Shackleford Road, Norcross, Georgia 30093. At the Annual Meeting, shareholders will consider and vote on:

1.	The election of two directors to the Board of Directors to serve until the 2023 Annual Meeting;
2.	A proposal to approve the Intelligent Systems Corporation 2020 Non-Employee Directors’ Stock Incentive Plan;
3.	Approval, by a non-binding, advisory vote, of the compensation of our named executive officers; and
4.	Other matters that may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on July 6, 2020 will receive notice of and be entitled to vote at the meeting or any adjournment thereof.

A Proxy Statement and a proxy solicited by the Board of Directors are enclosed with this mailing. To ensure a quorum for the meeting and that your vote may be recorded, please sign, date and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may revoke your proxy and vote in person. Our 2019 Annual Report to Shareholders is enclosed in the same document as the Proxy Statement.

By order of the Board of Directors,

MATTHEW A. WHITE
Secretary

July 13, 2020

Please complete and return the enclosed proxy promptly so that your vote may be recorded

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 6, 2020

We are sending this Proxy Statement to the shareholders of Intelligent Systems Corporation (the “company”) in connection with the solicitation of proxies by the Board of Directors to be voted at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Intelligent Systems Corporation and any adjournment thereof. The Annual Meeting will be held on August 6, 2020 at our principal executive offices located at 4355 Shackleford Road, Norcross, Georgia 30093 at 4:00 p.m. local time. We expect to mail this Proxy Statement and the accompanying proxy to shareholders on or about July 13, 2020.

voting

General

The securities that can be voted at the Annual Meeting consist of common stock of Intelligent Systems Corporation, $.01 par value per share. Each share entitles its owner to one vote on each matter submitted to the shareholders. There are no cumulative voting rights. The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on July 6, 2020. On that date, we had outstanding and entitled to vote 8,924,988 shares of common stock with each share entitled to one vote.

Quorum

A majority of the outstanding shares of our common stock must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. We will treat shares subject to abstentions or broker non-votes as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes occur when a bank, broker, or other nominee of shares held in street name is not permitted to vote without instructions from the shareholder and such instructions have not been given.

Proxies

At the Annual Meeting, the persons named as proxies will vote all properly executed proxy cards delivered in connection with this solicitation and not revoked in accordance with the directions given. Shareholders should specify their choices with regard to each proposal to be voted upon on the accompanying proxy card. If no specific instructions are given with regard to a proposal to be voted upon, then the shares represented by a signed proxy card will be voted “FOR” such proposal. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

Some of our shareholders hold their shares through a broker, bank, custodian or other nominee, rather than directly in their own name. This is commonly referred to as holding shares in “street name.” If you hold shares in street name, these proxy materials are being forwarded to you by your broker, bank, custodian or other nominee, which is considered, with respect to such shares, to be the shareholder of record. As the beneficial owner of shares held in street name, you have the right to direct the nominee how such shares should be voted. You also have the right to attend the Annual Meeting. However, since you are not the shareholder of record, you must first obtain a signed proxy from the shareholder of record giving you the right to vote the shares at the Annual Meeting. Your broker, bank, custodian or other nominee has enclosed or provided you voting instructions for you to use in directing the nominee how to vote your shares or obtain a proxy from the nominee.

You may revoke your proxy in connection with this solicitation at any time prior to voting at the Annual Meeting by:

●	giving written notice to the Secretary of the company at 4355 Shackleford Road, Norcross, Georgia 30093, or
●	executing and delivering to the Secretary a later dated proxy, or
●	voting in person at the Annual Meeting.

You cannot revoke your proxy or voting instructions as to any matter upon which, prior to such revocation, a vote has been cast in accordance with the authority conferred by such proxy or voting instructions.

We will pay all expenses incurred in connection with the solicitation of proxies. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. We may solicit proxies by mail, telephone and personal contact by directors, officers, and employees of the company without additional compensation.

Dissenters’ Rights of Appraisal

There are no dissenters’ rights of appraisal with respect to the matters being acted upon at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table contains information concerning the persons who are known to us to be beneficial owners of more than 5 percent of our common stock as of July 6, 2020, and the ownership of our common stock as of that date by each director and director nominee, each executive officer named in the Summary Compensation Table and by all directors, director nominees and named executive officers as a group. There are no arrangements known to us which may result in change of control of the company.

Beneficial Owner	Address	Shares Beneficially Owned a, [e]	Percent of Class [a]
J. Leland Strange [b] Chairman of the Board, President, CEO	4355 Shackleford Road Norcross, GA 30093	1,550,688	17.2%
Wallace R. Weitz & Company [c]	1125 South 103rd St. Suite 200 Omaha, NE 68124	1,303,840	14.6%
Clifford N. Burnstein [d]	729 7th Avenue New York, NY 10019	835,445	9.4%
A. Russell Chandler, III, Director		26,000	*
Philip H. Moise, Director		16,000	*
Elizabeth W. Camp [f], Director Nominee		0	*
Matthew A. White Chief Financial Officer and Corporate Secretary		10,000	*
All Directors and Named Executive Officers as a Group (5 persons)		1,602,688	17.8%

a.	Except as otherwise noted, beneficial ownership is determined on the basis of 8,924,988 shares of common stock issued and outstanding plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended. Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), a person is deemed to beneficially own shares of the company’s common stock if that person has or shares “voting power”, which includes the power to vote or to direct the voting of a security, or “investment power”, which includes the power to dispose of or to direct the disposition of a security. An asterisk indicates beneficial ownership of less than 1 percent. In computing the number of shares of common stock beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of July 6, 2020. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

b.	Shares are jointly owned by J. Leland Strange and Jane H. Strange, Mr. Strange’s wife.

c.

Based on information set forth in a Schedule 13G filed on May 6, 2020, in which Wallace R. Weitz and Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, reported beneficial ownership of 1,303,840 shares of common stock, of which Wallace R. Weitz and Company has the sole power to vote and to dispose.

d.

Based on information set forth in a Schedule 13D filed on August 3, 2009, in which Clifford N. Burnstein, an individual, reported beneficial ownership of 835,445 shares of common stock, of which Clifford N. Burnstein has the sole power to vote and to dispose.

e.

Includes 98,500 shares reserved for issuance to officers and directors pursuant to stock options that were exercisable at July 6, 2020 or within sixty days of such date which are deemed beneficially owned by such person pursuant to Rule 13d-3(d)(1) of the Exchange Act. The amounts reported above for Mr. Strange include 67,500 shares, for shares underlying stock options exercisable at July 6, 2020 or within sixty days of such date. The amounts reported above for Mr. White include 10,000 shares for shares underlying stock options exercisable at July 6, 2020 or within sixty days of such date. The amount reported for Mr. Moise includes 12,000 shares for shares underlying stock options exercisable at July 6, 2020, or within sixty days of such date. The amount reported for Mr. Chandler includes 9,000 shares for shares underlying stock options exercisable at July 6, 2020, or within sixty days of such date.

f.	Elizabeth W. Camp was nominated by the Board on July 10, 2020 to serve on the Board until the 2023 Annual Meeting if elected by the shareholders.

PROPOSAL 1 – THE ELECTION OF TWO DIRECTORS

Nominees

At the Annual Meeting of Shareholders, shareholders will elect two directors to the Board to serve a three-year term until the 2023 Annual Meeting of Shareholders. The other directors’ terms expire at the Annual Meeting of Shareholders listed in the following table for each category of directors, or upon their earlier death, resignation or removal from office. Directors are elected by a plurality of the shares present and voting at the meeting. A “plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Therefore, shares that are withheld or abstain from voting and broker non-votes will have no effect on the outcome of the vote. Unless contrary instructions are given, the persons named as proxies will vote the shares represented by a signed proxy card “FOR” the nominee.

If the nominee withdraws for any reason or is not able to continue to serve as a director, the proxy will be voted for another person designated by the Board as substitute nominee, but in no event will the proxy be voted for more than two nominees. The Board has no reason to believe that the nominees will not serve if elected.

The Board has nominated the persons named in the following table to serve as a director of the company. The nominees and other directors gave us the following information concerning their current age, other directorships, positions with the company, principal employment and shares of our common stock beneficially owned as of July 6, 2020.

The Board of Directors recommends that shareholders vote “FOR” proposal 1 to elect TWO nomineeS To serve as directorS of the company.

Name	Age	Position / Principal Occupation
Nominees for election to serve until the 2023 Annual Meeting
Elizabeth W. Camp	68	Director Nominee, President and Chief Executive Officer of DF Management, Inc.
A. Russell Chandler, III [1] & [2]	75	Director, Retired, Chairman of Whitehall Group, Ltd.

Incumbent director elected to serve until the 2021 Annual Meeting
J. Leland Strange	79	Director, Chairman of the Board, President and Chief Executive Officer

Incumbent director elected to serve until the 2022 Annual Meeting
Philip H. Moise 1 & 2	70	Director, Retired Executive Vice President and General Counsel of Immucor, Inc.

1.	Audit Committee
2.	Compensation Committee

A. Russell Chandler, III, has served as a director since 2017. He is being nominated for re-election to the Board for a three-year term ending in 2023. Mr. Chandler has served as a director of Miller Industries, Inc., a publicly traded manufacturer of towing and recovery equipment, since April 1994. He is founder and Chairman of Whitehall Group Ltd., a private investment firm based in Atlanta, Georgia. Mr. Chandler served as Chairman of Precyse Technologies Inc. in 2010 and as its Chief Executive Officer through May 2013. Mr. Chandler served as Chairman of Datapath, Inc., a company that built mobile communications trailers for military applications, from October 2004 until June 2006 and he served as the Mayor of the Olympic Village for the Atlanta Committee for the Olympic Games from 1990 through August 1996. From 1987 to 1993, he served as Chairman of United Plastic Films, Inc., a manufacturer and distributor of plastic bags. He founded Qualicare, Inc., a hospital management company, in 1972 and served as its President and Chief Executive Officer until its sale in 1983. The Board considered Mr. Chandler’s extensive experience as an executive and long term tenure as a member of the board of directors of a publicly traded company, as well as his operational and strategic insight in determining that he should serve as a director of the company. The Board has determined that Mr. Chandler qualifies as an independent director under the applicable rules of NYSE American.

Philip H. Moise has served as a director since 2013. Mr. Moise served as Executive Vice President, General Counsel and Secretary of Immucor, Inc. from 2007 until 2012. Immucor manufactures and sells instruments and reagents used to classify components of human blood prior to blood therapies and transfusions. Previously a publicly-held company, Immucor was acquired and taken private in 2011. Before joining Immucor, Mr. Moise was in the private practice of law for almost 30 years, where he represented public and private companies in the technology and life sciences industries. He represented Intelligent Systems for approximately 25 years before joining Immucor in 2007. The Board considered Mr. Moise’s familiarity with the company’s business and history; his business experience as an executive with a publicly traded company; his extensive legal background and experience in corporate transactions and corporate governance; and his familiarity with board and regulatory matters impacting publicly traded companies in determining that he should serve as a director of the company. The Board has determined that Mr. Moise qualifies as an independent director under the applicable rules of NYSE American.

Elizabeth W. Camp is being nominated for a three-year term ending in 2023. She is President and Chief Executive Officer of DF Management, Inc., a private investment and commercial real estate management company, a position she has held since 2000. Previously and for 16 years, Ms. Camp served in various capacities, including President and Chief Executive Officer, of Camp Oil Company. Before its sale in 2000, Camp Oil developed and operated convenience stores, truck stops and restaurants in nine states. Ms. Camp holds a bachelor’s degree in accounting and a law degree from the University of Georgia, as well as a master’s degree in taxation from Georgetown Law Center. Ms. Camp is a current director or trustee on the boards of several non-profit organizations, including the Woodruff Arts Foundation, University of Georgia Foundation, the Atlanta chapter of the NACD, and the Boy Scouts of America, Atlanta Area Council. She has received the designation of Board Leadership Fellow by the NACD and is an independent member of the board of directors of Genuine Parts Company, a public company engaged in the global distribution of automotive and industrial replacement parts, where she serves on its audit committee. Ms. Camp is the Lead Director and Chair of the Corporate Governance and Nominating Committee of Synovus Financial Corp and formerly served as the Chair of its Audit and Compensation Committees. The Board considered Ms. Camp’s background as an executive officer, her experience on public-company boards of directors, particularly in the banking industry, her experience in management and auditing and her expertise in accounting, tax and legal matters in determining that she should serve as a director of the company. The Board has determined that Ms. Camp qualifies as an independent director under the rules of NYSE American.

J. Leland Strange has served as our President since 1983 and our Chief Executive Officer and Chairman of the Board since 1985. The Board considered Mr. Strange’s many years of experience as the company’s CEO, his familiarity with the industries and customers which our operating companies serve, and his past experience on several boards of directors and audit and compensation committees of other publicly traded companies in determining that he should serve as a director of the company.

There are no family relationships among any of the company’s directors or executive officers.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to an evaluation of the ability and integrity of any director, executive officer or control person of the company during the past ten years. On or about February 14, 2020, two purported shareholders, derivatively and on behalf of the Company, filed substantially similar shareholder derivative actions in the Eastern District of New York against certain current and former directors and officers (the “Individual Defendants”), and the Company as a nominal defendant. The complaints assert claims against Messrs. Strange, Moise, Petit, Fuzzell and Chandler for a violation of Section 14(a) of the Securities Exchange Act by issuing purportedly misleading statements in the Company’s 2017 and 2018 Proxies, and against the Individual Defendants for breaches of fiduciary duty, waste of corporate assets, and unjust enrichment arising out of, among other things, purportedly undisclosed related party transactions and other relationships as well as certain allegations against former director Parker H. Petit in connection with his former position with MiMedx, Inc and other companies. The relief sought in the complaints includes changes to the Company’s corporate governance procedures, unspecified damages, equitable relief, restitution, and attorney’s fees and costs.

Two of the directors and all of the members of the Audit Committee are independent, as such term is defined in the listing standards of the NYSE American and the rules of the SEC. The Audit Committee meets the composition requirements of NYSE American’s listing standards for Small Business Issuers (as defined by the rules of NYSE American).

Board Leadership Structure and Role in Risk Oversight

The Chief Executive Officer serves as Chairman of the Board of Directors of the company. Given the small size and limited geographic and industry scope of the company’s operations, the company believes that the leadership structure of the Board, consisting of four directors of which three are independent, is appropriate. There is no lead independent director because there has been no need for such a role based on the continuity resulting from the tenure of the directors and the small size of the Board. Given the character, size and limited scope of the company’s operations and the stability and long tenure of its workforce and management team, there is limited exposure to external risks other than general business, product and market risks. The company has limited, if any, exposure related to financial instruments, environmental issues, off balance sheet entities and such external risks. The Audit Committee, which consists of the independent directors, provides risk oversight as part of the company’s internal controls process and regularly reviews reports from management and external auditors on risk analysis and tests of the design and effectiveness of the company’s internal controls. The Board considered and has determined that risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the company. This determination was based on the limited nature of the company’s compensation program.

Meetings and Committees of the Board of Directors

The Board met fourteen times during the year ended December 31, 2019. The Board has established an Audit Committee and a Compensation Committee but has no nominating committee. The Audit Committee of the Board met four times in 2019. During 2019, the Audit Committee consisted of Mr. Chandler (chair) and Mr. Moise. In 2019, the Audit Committee appointed the company’s independent auditor to review its report on the 2019 audit and the 2019 quarterly reviews, and carried out a number of other responsibilities, as outlined in the Audit Committee Charter.

All members of the Audit Committee currently meet the applicable independence and qualifications standards of the NYSE American. The Board has determined that Mr. Chandler is a financial expert as defined by the rules of the SEC and is financially sophisticated as defined in the listing standards of NYSE American. The Board based this determination, in part, on Mr. Chandler’s experience in actively supervising senior financial and accounting personnel and in overseeing the preparation of financial statements as the audit committee chair of publicly-traded companies.

The Board has a Compensation Committee consisting of two independent directors, Messrs. Chandler and Moise (chair). The Compensation Committee met once in 2019. The Compensation Committee reviews, makes recommendations and approves the appropriate compensation level for the officers of the company and any changes in the company’s various benefit plans covering executive officers or directors as well as administering the company’s option plans. The Compensation Committee does not have a charter. Neither the Compensation Committee nor management has engaged a compensation consultant to provide advice or recommendations on the form or amount of executive or director compensation. From time to time, the Compensation Committee has sought input from publicly available data compiled by executive officers of the company relating to compensation paid to executive officers and directors in similar size, publicly traded companies in the same geographic area as the company is located. The Compensation Committee has also solicited input from the CEO with respect to compensation of non-CEO executive officers.

The Compensation Committee considers compensation data based on a comparator group. Our comparator group is intended to be representative of the market in which we compete most directly for executive talent. The selection of companies comprising our comparator group is based on similarity in revenue size, lines of business, participation in global markets and market capitalization. The peer group is constructed to target Intelligent Systems near the median of the composite ranking of the financial and operating metrics of the companies in the comparator group. The comparator group used in 2018 to set 2019 compensation was:

PaySign	American Software	GreenSky	Usio

In 2019, each director attended all meetings of the Board and Committee meetings on which he served.

The company does not currently have a standing nominating committee. Please see “Nominations Process” for information regarding the company’s policies and procedures for director nominations.

Executive Officers

The following information is provided about our non-director executive officer:

Name	Age	Position / Principal Occupation
Matthew A. White	38	Chief Financial Officer and Secretary

Matthew A. White was elected on January 22, 2019, as Chief Financial Officer and Corporate Secretary. Mr. White was previously serving as VP Finance and CFO of CoreCard Software, the main operating subsidiary of Intelligent Systems and he will continue to serve in that role. Prior to joining CoreCard Software Mr. White held various accounting and financial reporting positions at Humana and, most recently, Equifax. Prior to that he was a Senior Manager in the audit practice at Deloitte and is a licensed CPA.

The Board of Directors elects the executive officers to serve until they are removed, replaced or resign.

Executive Compensation

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Option Awards.	Other Annual Compensation	Total
		$	$	$	$	$
J. Leland Strange	2019	300,000	350,000	--	4,200	654,200
President & Chief Executive Officer	2018	300,000	245,000	--	4,125	549,125

Matthew A. White [1]	2019	180,000	20,000	380,400	1,955	582,355
Chief Financial Officer & Secretary
Karen J. Reynolds [2] Former Chief Financial Officer and Secretary	2018	180,000	--	--	2,181	182,181

1.	Mr. White was appointed CFO and Secretary on January 22, 2019.
2.	Ms. Reynolds was appointed CFO on June 22, 2016. She resigned on January 22, 2019.

The table above sets forth information regarding compensation awarded to, earned by or paid to the company’s CEO and the company’s most highly compensated person serving as an executive officer during the fiscal year other than the CEO (the “Named Executive Officers”). The Compensation Committee endeavors to provide compensation arrangements that are reasonable given the company’s size, the nature of its business and the executive’s duties; align pay with creating shareholder value; minimize risky behavior; and reward the executive for his/her contribution to achieving our business goals. Given the nature of our business, the small number of executives and the significant ownership held by Mr. Strange, the Compensation Committee believes that a straight-forward compensation plan that is economical to administer and that consists of a reasonable base salary and appropriate periodic bonuses is appropriate for the company. None of the Named Executive Officers has an employment agreement with the company and the company does not have any corporate non-equity incentive plans or nonqualified deferred compensation plans. From time to time, officers may be awarded bonuses to recognize achievement of corporate or subsidiary goals or other accomplishments. Mr. Strange was awarded a bonus in 2018 and 2019 in recognition of the growth of the company in 2018 and 2019. No options were re-priced in the two year period ended December 31, 2019. All Other Annual Compensation shown above includes matching contributions by the company to the respective accounts of the executive officers pursuant to the terms of our Tax-Deferred Savings and Protection Plan (the “401(k) Plan”). Such amounts are fully vested. It is our policy to provide executives with the same benefits provided to other employees with respect to medical, dental, life insurance and 401(k) plans.

Outstanding Equity Awards at Fiscal Year End

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
J. Leland Strange	22,500 [1]	--	$1.72	02/28/2021
	45,000 [2]	--	$1.52	08/01/2021
Matthew A. White	--	30,000 [3]	$19.99	01/21/2029

1.	Stock options were issued on March 1, 2011 and vested in one third increments on the first, second and third anniversaries of the grant date.
2.	Stock options were issued on August 2, 2011 and vested in one third increments on the first, second and third anniversaries of the grant date.
3.	Stock options were issued on January 22, 2019 and vest in one third increments on the first, second and third anniversaries of the grant date.

The company does not have any Stock Award Plans and does not have any plans for executive officers that provide for the payment of retirement benefits.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table gives information as of December 31, 2019 about the company’s common stock that may be issued under the Non-Employee Directors’ Stock Option Plan, the 2011 Non-Employee Directors’ Stock Option Plan, the 2003 Stock Incentive Plan, as amended in 2011, and the 2015 Stock Incentive Plan. All plans were approved by shareholders except the Non-Employees Directors’ Stock Option Plan.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders [1]	126,500	$ 8.94	763,000
Equity compensation plans not approved by security holders [2]	--	--	--
Total	126,500	$ 8.94	763,000

1.	Information pertains to the 2003 Stock Incentive Plan, the 2011 Non-Employee Directors’ Stock Option Plan and the 2015 Stock Incentive Plan.
2.	Information pertains to the Non-Employee Directors’ Stock Option Plan.

Director Compensation

The table below sets forth all compensation earned by non-executive directors in the year ended December 31, 2019. The company currently does not have a stock award plan or non-equity incentive plan for directors. The company has a Non-Employee Directors’ Stock Option Plan which expired in 2010. It was replaced by the 2011 Non-Employee Directors’ Stock Option Plan, approved by shareholders in 2011.

	Fees Earned or Paid in Cash	Option Awards[1]	Total
Name	$	$	$
A. Russell Chandler, III	16,000	99,240	115,240
Philip H. Moise	16,000	99,240	115,240

1.

Messrs. Moise and Chandler were awarded 4,000 stock options at fair market value on the date of grant pursuant to the terms of the 2011 Non-Employee Directors’ Stock Option Plan. The amount reported is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. At July 6, 2020, Mr. Chandler had an aggregate of 13,000 stock options outstanding of which 9,000 are fully vested; and Mr. Moise had a total of 16,000 options, 12,000 of which are exercisable.

In 2019 all non-employee directors had the same compensation plan. Non-employee directors earned $8,000 per year plus a fee of $2,000 per meeting of the Board of Directors. There was no additional compensation for serving on a committee of the Board of Directors. Total cash compensation for annual board service was capped at $16,000 annually. Effective August 22, 2000, the company adopted a Non-Employee Directors’ Stock Option Plan which provided for an initial grant to each director of 5,000 options to purchase common stock of the company and annual grants of 4,000 options on the date of each subsequent Annual Meeting. Options were granted at fair market value on the date of grant. The Non-Employee Directors’ Stock Option Plan has expired and was replaced by the 2011 Non-Employee Directors’ Stock Option Plan, the terms of which are identical in all material respects to the expired plan and which was approved by shareholders in 2011. In 2019, two directors received a grant of 4,000 options each on May 23, 2019, the date of the Annual Meeting of Shareholders. In 2020, each non-employee director will receive cash compensation of $50,000, earned quarterly, and a direct stock grant of $50,000, to be issued on the annual meeting date based on the closing stock price on that day, pending approval of the 2020 Non-Employee Directors’ Stock Incentive Plan included herein as Appendix A.

Audit Committee Report

The Audit Committee Charter, which is reviewed annually, includes organization and membership requirements, a statement of policy and the Committee's authority and responsibilities.

Management is responsible for our company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon. As outlined in more detail in the Audit Committee Charter, the Audit Committee’s responsibility is generally to approve all services provided by and compensation paid to the independent auditors; review the adequacy of the company’s internal and disclosure controls and risk management practices; review and monitor the annual audit of the financial statements including the financial statements produced and notes thereto; review SEC filings containing the company’s financial statements; regularly meet with the independent auditors and management in separate sessions; and authorize investigations into any matter within the scope of their responsibilities. During fiscal year 2019 and through March 15, 2020, among its other activities, the Audit Committee:

●	engaged the independent auditors and established their compensation;
●	reviewed and discussed with management and the independent auditors the audited financial statements of the company as of December 31, 2019 and 2018 and for the years then ended;
●	discussed with the independent auditors their reviews of the quarterly unaudited financial statements of the company for fiscal 2019;
●	discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
●	received from the independent auditors the written disclosures and written affirmation of their independence required by PCAOB Rule 3526 and discussed with the auditors the firm’s independence.

Based upon the reviews and discussions summarized above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

A. Russell Chandler, III (Chair)

Philip H. Moise

Nominations Process

The Board has not appointed a standing nominating committee or adopted a formal nominating committee charter because the Board has determined that due to the size, make-up, independence, long tenure and relatively low turnover of the current Board, there would be limited benefit to the company or its shareholders to do so. Currently, A. Russell Chandler, III and Philip H. Moise, both of whom meet the applicable NYSE American independence requirements, participate in the consideration of director nominees. The same individuals also nominate the officers of the company for election by the Board.

The Board has not previously formed a policy with respect to consideration of candidates nominated by shareholders since there have been no such nominations. However, it is the Board’s intent to consider any security holder nominees that may be properly and timely put forth in the future. The Board has not identified any specific, minimum qualifications or skills that it believes must be met by a nominee for director. The company does not have a specific policy with respect to diversity in identifying nominees for director. In considering nominations for the 2020 Annual Meeting, the Board reviewed the appropriate size of the Board and the skills and characteristics of directors in the context of the current make-up, background and experience of the Board and the requirements and needs of the company in the foreseeable future. Security holders wishing to nominate a candidate for consideration at the Annual Meeting of Shareholders in 2021 should submit the nominee’s name, affiliation and other pertinent information along with a statement as to why such person should be considered for nomination. Such nominations should be addressed to the Board in care of the Secretary of the company and be received no later than 60 days before the date of the Annual Meeting of Shareholders. The Board will evaluate any such nominees in a manner similar to that for all director nominees.

Communication Between Security Holders and the Board of Directors

Security holders wishing to communicate with members of the Board should send a letter to the Secretary of the company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board identified by the security holder or, if no individual director is identified, to all members of the Board. The company has not in the past required members of the Board to attend each Annual Meeting of Shareholders because the formal meetings have been attended by very few shareholders and have generally been very brief and procedural in nature. The Board will continue to monitor shareholder interest and attendance at future meetings and reevaluate this policy as appropriate.

PROPOSAL 2 – APPROVAL OF THE INTELLIGENT SYSTEMS CORPORATION 2020 NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN

The 2020 Non-Employee Directors’ Stock Incentive Plan (the “2020 Plan”) is attached as Appendix A to this proxy statement. The proposed 2020 Plan is intended to replace the existing 2011 Non-Employee Directors Stock Option Plan (the “2011 Plan”) and would permit a variety of equity-based grants to be made as part of the compensation arrangements for the Board. The 2020 Plan will include provisions that permit a variety of compensation arrangements for the Non-Employee Directors but will include an overall limitation on the dollar value of annual compensation that can be provided to the Non-Employee Directors.

Approval of the 2020 Plan requires the affirmative vote of a majority of votes cast. Because a vote to abstain on this proposal would be a vote cast, an abstention would be a vote AGAINST the proposal. However, because a broker non-vote does not result in a vote cast, a broker non-vote will have no effect on the outcome of the vote.

Summary of the Plan

The 2020 Plan will permit the following types of equity-based grants:

(a)     Options to acquire shares of the Company’s common stock (par value of $.01 per share) (“Common Stock”); and

(b)     Grants of Common Stock, that may be subject to vesting conditions (i.e., restricted stock awards), or that may be fully vested at grant.

The 2020 Plan would be administered by the Board, and the Board would establish the types of grants and cash compensation to be provided to the Non-Employee Directors, at its discretion, but subject to the general limitations of the new Plan.

Eligibility

Only Non-Employee Directors will be eligible for grants of equity awards under New Plan. Annually each non-employee director in office immediately following the annual meeting of shareholders will receive a direct stock grant of $50,000 of common stock, to be issued on the annual meeting date based on the closing stock price on that day, which is not subject to any vesting requirement. If the 2020 Plan was in effect in 2019, each Non-Employee Director would have received 1,278 shares based on the closing stock price of $39.11 on May 23, 2019, the annual meeting date.

Term of the New Plan

The New Plan will have a term of ten years measured from the date of its approval by the shareholders.

Shares Subject to the New Plan

No more than 200,000 shares of common stock may be issued pursuant to the 2020 Directors’ Plan.

Overall Limitations on Compensation of Non-Employee Directors

Under the terms of the New Plan, annual compensation of each Non-Employee Director will be limited, in the aggregate, to cash compensation and equity grants (the value of which are calculated consistent with financial accounting under GAAP) equal to $200,000.

Terms and Conditions of Options

Options granted under the New Plan will be nonqualified stock options (as noted above).

Specified Terms and Conditions. The documentation for each option grant will specify the vesting and any other terms and conditions the Board chooses to include in such grants.

Expiration of Options. Each option granted under the New Plan will be exercisable starting on the date the option becomes vested and ending on the 10th anniversary of the date of grant. Any option that has not become vested as of the date the Non-Employee Director ceases to be a member of the Board will expire immediately as of the date the Non-Employee Director ceases to be a member of the Board.

Non-Transferability of Options. Generally, options will not be transferrable, other than on the death of the Non-Employee Director.

Stock Grants

Each stock award will be documented in a grant agreement. This will set out the terms of the stock award, including the number of shares, any applicable vesting schedule and related forfeiture provisions, the purchase price (if any) required to be paid by the grantee, and other discretionary provisions that the Board determines are appropriate.

Change of Control

In the event there is a Change of Control of the Company, grants under the New Plan would become immediately vested (and exercisable, in the case of options).

Consistent with the 2011 Plan, the 2020 Plan defines Change of Control as follows:

1.     The accumulation by an unrelated person of beneficial ownership of more than 25% of the Company’s stock; or

2.     The sale, or agreement to sell, all or substantially all the Company’s assets to an unrelated person, in a merger or otherwise; or

3.     A change in control within the meaning of the SEC rules (control means “the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract, or otherwise”).

Tax Treatment of Stock Options Granted under the New Plan

A Non-Employee Director will not recognize taxable income at the time of grant, but will have to recognize taxable income equal to the excess of the fair market value of the shares acquired over the exercise price paid for the shares as of the date of exercise.

Tax Treatment of Stock Awards Granted under the New Plan

Stock awards consist of shares of Common Stock that are transferred to the Non-Employee Director that may be subject to restrictions and risks of forfeiture or may be granted as unrestricted stock. Generally, the value of the stock award is taxable as of the date of grant, if the grant is not subject to any restrictions, and will, if there are substantial restrictions, become taxable to the Non-Employee Director when the restrictions and risk of forfeiture lapse. The amount of income is the value of the shares in excess of the purchase price (if any) paid for them.

If a stock award is made with substantial restrictions, the general tax rule described above will not apply if the Non-Employee Director files an election under Internal Revenue Code Section 83(b) to recognize the fair market value of the shares awarded, determined as of the date granted, without taking into account the restrictions on such stock. Such an election is required to be made no later than 30 days after the shares are transferred to the Non-Employee Director. If an 83(b) election is made, the Non-Employee Director will not have any additional income when the shares vest, even if they are worth more at that time. If the Non-Employee Director makes this election and later forfeits shares, there is no deduction permitted, so an election under Code Section 83(b) may represent a tax risk to the Non-Employee Director (i.e., paying tax on shares that never become vested).

Tax Reporting and Withholding by the Company

Non-Employee Directors compensation is generally reported annually on IRS Form 1099-MISC. There is generally no withholding from compensation of Non-Employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2020 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN.

PROPOSAL 3 – TO APPROVE, BY A NON-BINDING, ADVISORY VOTE, THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS

We are asking our shareholders to provide advisory approval of the compensation of our Named Executive Officers, as described in the Executive Compensation section of this Proxy Statement. While this vote is advisory and non-binding on the company, it will provide information to our Compensation Committee regarding investor sentiment about our executive compensation philosophies, policies and practices which the Compensation Committee will be able to consider for the remainder of 2020 and beyond. The compensation of our Named Executive Officers and our compensation philosophies and practices are described in the Executive Compensation discussion and accompanying tables.

The Compensation Committee endeavors to provide compensation arrangements that are reasonable given the company’s size, the nature of its business and the executive’s duties and that align pay with creating shareholder value, minimize risky behavior, and reward the executive for his/her contribution to achieving our business goals. Given the nature of our business, the small number of our executives, and the significant ownership held by Mr. Strange, the Compensation Committee believes that a straight-forward compensation plan that is economical to administer and that consists of a reasonable base salary and appropriate periodic bonuses is appropriate for the company.

Neither the approval nor the disapproval of this proposal will be binding on us or the Board or will be construed as overruling decisions by us or the Board.

The Board of Directors recommends that shareholders vote “FOR” proposal 3 Approving THE COMPENSATION OF OUR NAMED eXECUTIVE oFFICERS.

CODE OF ETHICS

The company has adopted a Code of Ethics that applies to all directors, officers, and employees. The Code of Ethics is posted on our website at www.intelsys.com. The company discloses on its website, within the time required by the rules of the SEC, any waivers of, or amendments to, the Code of Ethics for the benefit of an executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of copies of Forms 3, 4 and 5 furnished to us, we believe that all of our directors, executive officers and any other applicable stockholders timely filed all reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2019, except Leland Strange was delinquent in filing a Form 4 report in May 2019. Such filing has been made as of the time of filing this report.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Nichols, Cauley & Associates, LLC (“Nichols Cauley”) acted as our independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2018. We expect that representatives of Nichols Cauley will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Audit Committee has selected Nichols Cauley for the audit for the fiscal year 2020. The following is a summary of fees and expenses billed to the company by Nichols Cauley for services during 2019 and 2018:

Audit Fees - We were billed aggregate fees of $157,000 and $83,000 for review and audit services by Nichols Cauley in the years ended December 31, 2019 and 2018, respectively.

All Other Fees - We were billed fees of $28,000 and $27,000 in other fees by Nichols Cauley in the years ended December 31, 2019 and 2018, respectively. Such fees were for services provided to a subsidiary of the company related to SSAE-18 Type II reports for the subsidiary’s processing services.

It is the policy of the Audit Committee to approve in advance, either verbally or in writing, all audit services and permitted non-audit services provided to the company by the independent accountants. All such services were pre-approved by the Audit Committee in the two years ended December 31, 2019.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The lease on our headquarters and primary facility at 4355 Shackleford Road, Norcross, Georgia is held by ISC Properties, LLC, an entity controlled by our Chairman and Chief Executive Officer, J. Leland Strange. Mr. Strange holds a 100% ownership interest in ISC Properties, LLC. In both years ended December 31, 2019 and 2018, we paid $210,000 in rent to ISC Properties, LLC, which the company believes to be market rate.

SHAREHOLDERS’ PROPOSALS FOR THE ANNUAL MEETING IN 2021

Shareholders who wish to submit a proposal for inclusion in our proxy statement for the 2021 Annual Meeting of Shareholders must submit such proposals so that they are received by the company no later than December 14, 2020. Such proposals must comply with Exchange Act Rule 14a-8 and all other applicable proxy rules and requirements contained in our Bylaws relating to shareholder proposals to be included in our proxy materials. Shareholders intending to present proposals at the Annual Meeting of Shareholders in 2021 but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 should submit these proposals to the Secretary of the company by certified mail, return receipt requested, at our offices in Norcross, Georgia on or before December 16, 2020. Our bylaws contain an advance notice provision that states that, among other things, in order for business to be brought properly before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice of the business in writing to the Secretary of the company. To be timely under the Bylaws, a shareholder’s notice must be received at our principal offices by December 16, 2020.

OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

The Board is not aware of any matter other than those stated above that are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, the persons named in the enclosed form of proxy intend to vote the proxy in accordance with their judgment of what is in the best interest of the company.

Additional Information

Any record or beneficial owner of our common stock as of July 6, 2020 may request a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2019, including financial statements, schedules and exhibits. Shareholders may also view and download a free copy of our Annual Report on Form 10-K from our web site at www.intelsys.com. Any request for the Form 10-K should be in writing addressed to: Matthew A. White, Intelligent Systems Corporation, 4355 Shackleford Road, Norcross, Georgia 30093. We will provide copies of any exhibits to the Form 10-K upon request and upon the payment of our reasonable expenses in furnishing such exhibits.

IMPORTANT NOTICE CONCERNING THE AVAILABLITY OF PROXY MATERIALS

This Proxy Statement and our Annual Report to Shareholders are available at https://materials.proxyvote.com/45816D

Appendix A

INTELLIGENT SYSTEMS CORPORATION 2020 NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN

1.	Purpose and Shareholder Approval.

(a)     Intelligent Systems Corporation, a Georgia corporation (the “Company”), hereby adopts the Intelligent Systems Corporation Non-Employee Directors’ Stock Incentive Plan (the “Plan”), effective as of August 6, 2020. The Plan is adopted to replace the existing 2011 Non-Employee Directors Stock Option Plan and will permit a variety of equity-based grants to be made as part of the compensation arrangements for the non-employee members of the Company’s board of directors (the “Board”) as part of the Company’s strategy for providing appropriate amounts and types of compensation for its non-employee members of the Board (“Non-Employee Directors”).

(b)     The adoption the Plan is contingent on and subject to its approval by the Company’s shareholders at the Company’s annual shareholders meeting scheduled for August 6, 2020. No grants or awards shall be made under the Plan if the Plan is not so approved.

2.	Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

(a)     “Award” or “Grant” means an award of Restricted Stock, a grant of unrestricted Shares or Stock Options.

(b)     “Award Document” means the document that sets forth the terms and conditions of an Award or Grant; provided, however, that in the case of a Grant of unrestricted Shares, no Award Document shall be required. Awards shall be evidenced by an Award Document in such form as the Committee shall from time to time approve, which Award Document shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee shall from time to time require that are not inconsistent with the terms of the Plan. A Grantee shall not have any rights with respect to an Award until and unless such Grantee shall have executed an Award Document containing the terms and conditions determined by the Committee.

(c)     “Change of Control” shall mean, except as otherwise provided in the Award Agreement, the first to occur of any of the following events:

(i)     The accumulation by an unrelated person of beneficial ownership of more than 25% of the Company’s stock; or

(ii)     The sale, or agreement to sell, all or substantially all of the Company’s assets to an unrelated person, in a merger or otherwise; or

(iii)     A change in control within the meaning of the SEC rules (control means “the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract, or otherwise”).

(d)     “Code” means the Internal Revenue Code of 1986, as amended.

(e)     “Committee” shall have the meaning set forth in Section 3(a).

(f)     “Common Stock” means the Common Stock of the Company.

(g)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h)     “Fair Market Value” shall mean:

(i)     If the Common Stock is traded in a public market, then the Fair Market Value per Share shall be, the last reported sale price per share thereof on the relevant date (or the closing price as of the most recent trading day prior to the relevant date if the relevant date is not a trading day); or

(ii)     If the Common Stock is not traded in a public market on the relevant date, the Fair Market Value shall be as determined in good faith by the Committee.

(i)     “Grant Date” means the date established by the Committee as of which any Award has been granted to a Grantee.

(j)     “Grantee” means any Non-Employee Director who has received a Grant or Award under the Plan.

(k)     “Option” or “Stock Option” means an option to acquire Shares on the terms and conditions set forth in the relevant Award Document. No Option granted under the Plan is intended to be an “incentive stock option” as that phrase is used for purposes of Code Section 422.

(l)     “Option Price” means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to the applicable provisions of the Plan.

(m)     “Restricted Stock” means Shares issued to a Non-Employee Directors pursuant to an Award that is subject to terms and conditions set forth in the applicable Award Document.

(n)     “Shares” means the shares of Common Stock that are the subject of Awards.

(o)     “Termination of Service in Connection with a Change of Control” shall be deemed to occur with respect to a Grantee if, within the one-year period (or such longer period as may be specified in an Award Document) beginning on the date of a Change of Control, the service of the Grantee shall be terminated due to a required resignation from the Board.

3.	Administration of the Plan.

(a)     Committee. The Plan shall be administered by the Board and references herein to the Committee shall be deemed to be a reference to the Board acting in its capacity as administrator of the Plan.

(b)     Grants. The Committee shall from time to time at its discretion direct the Company to grant Awards pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the Grantees to whom and the times at which Awards shall be granted, (ii) determine the price at which Options shall be granted, (iii) determine the number of Shares to be granted pursuant to each Award and (v) approve the form and terms and conditions of the Award Documents and of each Award; all subject, however, to the express provisions of the Plan, including, specifically, Section 9. In making such determinations, the Committee may take into account the nature of the Grantee’s services and responsibilities, the Grantee’s present and potential contribution to the Company’s success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted under it shall be final, binding and conclusive.

(c)     Exculpation. No member of the Committee shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards thereunder except to the extent such exculpation is prohibited by provisions of the applicable business corporations law; provided, however, that the provisions of this Section 3(c) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute or to the liability of a member of the Committee for the payment of taxes pursuant to local, state or federal law.

(d)     Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company’s Articles of Incorporation and/or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options or Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

(e)     All actions taken by the Committee hereunder must be approved by a majority of the members of the Board who are not Non-Employee Directors.

4.	Eligibility. Only Non-Employee Directors may receive Grants or Awards under the Plan.

5.	Term of the Plan. No Award may be granted under the Plan after August 6, 2030.

 6.           Stock Options and Terms. Options granted pursuant to the Plan shall be evidenced by the Award Documents in such form as the Committee shall from time to time approve, which Award Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require that are not inconsistent with the terms of the Plan.

(a)     Number of Shares. Each Award Document shall state the number of Shares to which it pertains.

(b)     Option Price. Each Award Document shall state the Option Price that shall be at least 100% of the Fair Market Value of the Shares at the time the Option is granted as determined by the Committee in accordance with this Section 6(b).

(c)     Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the “Act”)), contain the Grantee’s acknowledgment in form and substance satisfactory to the Company that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale that, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Grantee has been advised and understands that (A) the Shares have not been registered under the Act and are “restricted securities” within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Shares under the Act or to take any action that would make available to the Grantee any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Award Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (I) registration under federal or state securities laws, (II) the receipt of an opinion that an appropriate exemption from such registration is available, (III) the listing or inclusion of the Shares on any securities exchange or in an automated quotation system or (IV) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this Section 6(c) has occurred.

(d)     No Shareholder Rights Prior to Exercise. No Grantee shall, solely by reason of having been granted one or more Options, have any rights as a shareholder of the Company and shall have no right to vote Shares subject to the Option, nor any right to receive any dividends declared or paid with respect to such Shares unless and until the Grantee has exercised his or her Option and acquired such Shares.

(e)     Medium of Payment. A Grantee shall pay for Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including, without limitation, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Award Document that payment may be made in whole or in part in shares of Common Stock held by the Grantee. If payment is made in whole or in part in shares of Common Stock, then the Grantee shall deliver to the Company certificates registered in the name of such Grantee representing the shares of Common Stock owned by such Grantee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, accompanied by stock powers duly endorsed in blank by the Grantee. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of Common Stock to exercise an Option as it deems appropriate.

(f)     Termination of Options.

(i)     No Option shall be exercisable after the first to occur of the following:

(1)     Expiration of the Option term specified in the Award Document, which shall not exceed ten years from the date of grant;

(2)     Except as otherwise provided in the Award Document, expiration of ninety (90) days from the date the Grantee’s service with the Company terminates for any reason; or

(3)     The date, if any, set by the Board as an accelerated expiration date pursuant to Section 11 hereof.

(ii)     Notwithstanding the foregoing, the Committee may extend the period during which an Option may be exercised to a date no later than the date of the expiration of the Option term specified in the Award Documents, as they may be amended.

(iii)     During the period in which an Option may be exercised after the termination of the Grantee’s service with the Company, such Option shall only be exercisable to the extent it was exercisable immediately prior to such Grantee’s termination of service, except to the extent specifically provided to the contrary in the applicable Award Document.

(g)     Transfers. No Option may be transferred except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him or her. Notwithstanding the foregoing, an Option may be transferred pursuant to the terms of a “qualified domestic relations order” within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

(h)     Holding Period. No Option may be exercised except to the extent the Option has become vested pursuant to its terms.

(i)     Other Provisions. The Award Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

(j)     Amendment. The Committee shall have the right to amend Award Documents issued to a Grantee, subject to the Grantee’s consent if such amendment is not favorable to the Grantee, except that the consent of the Grantee shall not be required for any amendment made under Section 11.

 7.           Unrestricted Stock. The Committee may grant Shares that are not subject to any restrictions or risk of forfeiture to any Non-Employee Director. The Company shall issue, in the name of each Grantee to whom such Shares have been granted, stock certificates representing the total number of Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date or may document the ownership of such Shares by any other method that the Committee has determined to be appropriate and legally sufficient for such Shares to be considered issued and outstanding.

8.	Restricted Stock.

(a)     Restricted Stock is an Award of shares of Common Stock that is granted subject to the satisfaction of such conditions and restrictions as the Committee may determine. Each Award Document shall state the number of shares of Restricted Stock to which it pertains. No cash or other consideration shall be required to be paid by a Grantee for an Award.

(b)     At the time a grant of Restricted Stock is made, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock. Each Award of Restricted Stock may be subject to a different restricted period. Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock.

(c)     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date or may document the ownership of such Restricted Stock by any other method that the Committee has determined to be appropriate and legally sufficient for such Restricted Stock to be considered issued and outstanding. The Committee may provide in an Award Document that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Document.

(d)     Unless the Committee otherwise provides in an Award Document, holders of Restricted Stock shall have the right to vote such Shares. Under no circumstances shall the holder of Restricted Stock be entitled to receive any dividends declared or paid with respect to such Shares until such time as the Restricted Stock becomes vested. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Common Stock, which shall then be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

(e)     Unless the Committee otherwise provides in an Award Document, in the event that a Grantee’s service with the Company terminates for any reason, any Restricted Stock held by such Grantee shall be forfeited by the Grantee and reacquired by the Company. Upon forfeiture of Restricted Stock, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock.

(f)     Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock shall lapse, and, unless otherwise provided in the Award Document, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. The restrictions upon such Restricted Stock shall lapse only if the Grantee on the date of such lapse is, and has continuously served as a Non-Employee Director from the date such Award was granted.

(g)      Restricted Stock are intended to be subject to a substantial risk of forfeiture during the restricted period, and, in the case of Restricted Stock subject to federal income tax in accordance with section 83 of the Code. Section 83 generally provides that Grantee will recognize compensation income with respect to each installment of the Restricted Stock on the Vesting Date in an amount equal to the then Fair Market Value of the shares for which restrictions have lapsed. Alternatively, Grantee may elect, pursuant to Section 83(b) of the Code, to recognize compensation income for all or any part of the Restricted Stock at the date of grant in an amount equal to the fair market value of the Restricted Stock subject to the election on the date of grant. Such election must be made within 30 days of the date of grant and Grantee shall immediately notify the Company if such an election is made.

 9.           Limitations on Compensation of Non-Employee Directors. The fair value of Awards granted to any Non-Employee Director during any one fiscal year, along with cash compensation paid to such Non-Employee Director in respect of such director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board) during such fiscal year shall not be in excess of two hundred thousand dollars ($200,000).

10.	Limitations on Awards.

(a)     Shares Subject to Plan. The aggregate maximum number of Shares for which Awards may be granted pursuant to the Plan is 200,000, adjusted as provided in Section 12.

(i)     The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company.

(ii)     Shares covered by an Award shall be counted against the limit set forth in this Section 10. If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Common Stock subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination, cash-settlement or expiration, again be available for the grant of Awards under the Plan in the same amount as such Shares were counted against the limit set forth in this section.

(iii)     If an Option terminates or expires without having been fully exercised for any reason, or is canceled or forfeited or cash-settled pursuant to the terms of an Award, the Shares for which the Option was not exercised may again be the subject of an Award granted pursuant to the Plan. To the extent Shares subject to an Option are withheld by the Company as a means of paying the exercise price, the Shares that are so withheld shall be treated as granted and shall not again be available for subsequent grants of Awards under the Plan.

(b)     No Repricing. Other than pursuant to Section 12, the Committee shall not without the approval of the Company’s stockholders (a) lower the exercise price per Share of an Option after it is granted, (b) cancel an Option when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed. The foregoing limitations on modifications of Options shall not be applicable to changes the Committee determines to be necessary in order to achieve compliance with applicable law, including Internal Revenue Code Section 409A.

 11.         Change of Control. In the event of a Change of Control, the Committee may take whatever action with respect to Awards outstanding as it deems necessary or desirable, including, without limitation, accelerating the expiration or termination date or the date of exercisability in any Award Documents, settling any Award by means of a cash payment (including a cash payment equal to the amount paid per share of Common Stock in such Change of Control less, in the case of Options, the Option Price) or removing any restrictions from or imposing any additional restrictions on any outstanding Awards. Except to the extent otherwise provided in an Award Document, the following provisions shall apply in the event of a Change of Control:

(a)     Awards Assumed or Substituted by Surviving Entity. Awards assumed by an entity that is the surviving or successor entity following a Change of Control (the “Surviving Entity”) or are otherwise equitably converted or substituted in connection with a Change of Control shall have the same vesting schedule in effect following the Change of Control. Following the Change in Control, if a Termination of Service in Connection with a Change in Control occurs, then all the Grantee’s outstanding Awards shall become fully exercisable and/or vested as the case may be as of the date of termination.

(b)     Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change of Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change of Control in a manner approved by the Committee, all outstanding Awards shall become immediately vested or exercisable, as the case may be, at or immediately prior to the consummation of the event that constitutes the Change of Control.

 12.         Adjustments on Changes in Capitalization. The aggregate number of Shares and class of Shares as to which Awards may be granted hereunder, the number of Shares covered by each outstanding Award, and the Option Price for each related outstanding Option, shall be appropriately adjusted in the event of a stock dividend, extraordinary cash dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company that are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

 13.         Amendment of the Plan. The Board may amend the Plan from time to time in such manner as it may deem advisable; provided that, without obtaining shareholder approval, the Board may not: (i) increase the maximum number of Shares as to which Awards may be granted, except for adjustments pursuant to Section 12, (ii) expand the class of persons eligible to receive Grants or Awards under the Plan or (iii) otherwise adopt any amendment constituting a change requiring shareholder approval under applicable laws or applicable listing requirements of the exchange on which the Company’s securities are listed. No amendment to the Plan shall adversely materially affect any outstanding Award, however, without the consent of the Grantee.

 14.         No Commitment to Retain. The grant of an Award shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Grantee as a Non-Employee Director or in any other capacity.

 15.         Source of Shares; Fractional Shares. The Common Stock that may be issued (which term includes Common Stock reissued or otherwise delivered) pursuant to an Award under the Plan shall be authorized but unissued Stock or may be Common Stock otherwise acquired by the Company. No fractional shares of Stock shall be issued under the Plan, and shares issued shall be rounded down to the nearest whole share, but fractional interests may be accumulated pursuant to the terms of an Award. Notwithstanding anything in the Plan to the contrary, the Company may satisfy its obligation to issue Shares hereunder by book-entry registration.

 16.         Section 409A. The Committee intends that all Awards shall be exempt from Code Section 409A.

 17.         Unfunded Status of Plan. The Plan shall be unfunded. Neither the Company, nor the Board nor the Committee shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, nor the Board, nor the Committee shall be deemed to be a trustee of any amounts to be paid or securities to be issued under the Plan.

 18.         Governing Law. The validity, performance, construction and effect of this Plan shall, except to the extent preempted by federal law, be governed by the laws of the State of Georgia, without giving effect to principles of conflicts of law.

ANNUAL MEETING OF STOCKHOLDERS OF

INTELLIGENT SYSTEMS CORPORATION

August 6, 2020

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, and Proxy Card are available at https://materials.proxyvote.com/45816D

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES, AND "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. **Election of Two Directors:**

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

○ ELIZABETH W. CAMP

○ A. RUSSELL CHANDLER III

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

☐ FOR ☐ AGAINST ☐ ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

☐ FOR ☐ AGAINST ☐ ABSTAIN

This proxy will be voted as directed. If no instructions are specified, the proxy will be voted "FOR" Proposals 1 and 3.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of the Shareholders and the 2019 Annual Report to Shareholders.

Signature of Stockholder ______________________ Date __________ Signature of Stockholder ______________________ Date __________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

INTELLIGENT SYSTEMS CORPORATION

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned, hereby appoints J. Leland Strange and Matthew A. White as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Intelligent Systems Corporation held or owned by the undersigned as of the July 6, 2020 record date, at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters located at 4355 Shackleford Road, Norcross, GA 30093 on August 6, 2020 at 4:00 p.m., local time, or any adjournment or postponement thereof.

(To be Signed on Reverse Side)

SEE REVERSE SIDE

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